Exhibit 99.2

 January 13, 2025  JPMorgan Healthcare Conference Presentation

 Forward Looking Statements  This presentation contains forward-looking statements that involve substantial risks and uncertainties. “Forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, are statements that are not historical facts and involve a number of risks and uncertainties. Words herein such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “intends,” “potential,” “continues,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) may identify forward-looking statements.  The forward-looking statements in this presentation are based upon the Company’s current expectations and beliefs, and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s actual results, performance and achievements and the timing of certain events to differ materially from the results, performance, achievements or timings discussed, projected, anticipated or indicated in any forward-looking statements. Such risks, uncertainties and other factors include, among others, the following: failure to continue to successfully commercialize ARIKAYCE, our only approved product, in the U.S., Europe or Japan (amikacin liposome inhalation suspension, Liposomal 590 mg Nebuliser Dispersion, and amikacin sulfate inhalation drug product, respectively), or to maintain US, European or Japanese approval for ARIKAYCE; our inability to obtain full approval of ARIKAYCE from the FDA, including the risk that we will not successfully or in a timely manner complete the confirmatory post-marketing clinical trial required for full approval of ARIKAYCE, or our failure to obtain regulatory approval to expand ARIKAYCE’s indication to a broader patient population; the risk that the full data set from the ASPEN study or data generated in further clinical trials of brensocatib will not be consistent with the topline results of the ASPEN study or any additional data published from the ASPEN study; failure to obtain, or delays in obtaining, regulatory approvals for brensocatib, TPIP or our other product candidates in the US, Europe or Japan or for ARIKAYCE outside the US, Europe or Japan, including separate regulatory approval for Lamira® in each market and for each usage; failure to successfully commercialize brensocatib, TPIP or our other product candidates, if approved by applicable regulatory authorities, or to maintain applicable regulatory approvals for Brensocatib, TPIP or our other product candidates, if approved; uncertainties or changes in the degree of market acceptance of ARIKAYCE or, if approved, brensocatib or TPIP by physicians, patients, third-party payors and others in the healthcare community; our inability to obtain and maintain adequate reimbursement from government or third-party payors for ARIKAYCE or, if approved, Brensocatib or TPIP, or acceptable prices for ARIKAYCE or, if approved, brensocatib or TPIP; inaccuracies in our estimates of the size of the potential markets for ARIKAYCE, Brensocatib, TPIP or our other product candidates or in data we have used to identify physicians, expected rates of patient uptake, duration of expected treatment, or expected patient adherence or discontinuation rates; failure of third parties on which the Company is dependent to manufacture sufficient quantities of ARIKAYCE, brensocatib, or TPIP for commercial or clinical needs, to conduct the Company's clinical trials, or to comply with the Company's agreements or laws and regulations that impact the Company's business; the risks and uncertainties associated with, and the perceived benefits of, our secured senior loan with certain funds managed by Pharmakon Advisors L.P. and our royalty financing with OrbiMed Royalty & Credit Opportunities IV, LP, including our ability to maintain compliance with the covenants in the agreements for the senior secured loan and royalty financing and the impact of the restrictions on our operations under these agreements; our inability to create or maintain an effective direct sales and marketing infrastructure or to partner with third parties that offer such an infrastructure for distribution of ARIKAYCE or any of our product candidates that are approved in the future; failure to successfully conduct future clinical trials for ARIKAYCE, Brensocatib, TPIP and our other product candidates and our potential inability to enroll or retain sufficient patients to conduct and complete the trials or generate data necessary for regulatory approval of our product candidates or to permit the use of ARIKAYCE in the broader population of patients with MAC lung disease, among other things; development of unexpected safety or efficacy concerns related to ARIKAYCE, brensocatib, TPIP or our other product candidates; risks that our clinical studies will be delayed, that serious side effects will be identified during drug development, or that any protocol amendments submitted will be rejected; failure to successfully predict the time and cost of development, regulatory approval and commercialization for novel gene therapy products; risks that interim or partial data sets are not representative of a complete or larger data set or that blinded data will not be predictive of unblinded data; the risk that interim, topline or preliminary data from our clinical trials that we announce or publish from time to time may change as more patient data become available or may be interpreted differently if additional data are disclosed; risk that our competitors may obtain orphan drug exclusivity for a product that is essentially the same as a product we are developing for a particular indication; our inability to attract and retain key personnel or to effectively manage our growth; our inability to successfully integrate our recent acquisitions and appropriately manage the amount of management’s time and attention devoted to integration activities; risks that our acquired technologies, products and product candidates are not commercially successful; inability to adapt to our highly competitive and changing environment; inability to access, upgrade or expand our technology systems or difficulties in updating our existing technology or developing or implementing new technology; risk that we are unable to maintain our significant customers; risk that government healthcare reform materially increases our costs and damages our financial condition; business or economic disruptions due to catastrophes or other events, including natural disasters or public health crises; risk that our current and potential future use of AI and machine learning may not be successful; deterioration in general economic conditions in the US, Europe, Japan and globally, including the effect of prolonged periods of inflation, affecting us, our suppliers, third-party service providers and potential partners; the risk that we could become involved in costly intellectual property disputes, be unable to adequately protect our intellectual property rights or prevent disclosure of our trade secrets and other proprietary information, and incur costs associated with litigation or other proceedings related to such matters; restrictions or other obligations imposed on us by agreements related to ARIKAYCE, Brensocatib or our other product candidates, including our license agreements with PARI and AstraZeneca AB , and failure to comply with our obligations under such agreements; the cost and potential reputational damage resulting from litigation to which we are or may become a party, including product liability claims; risk that our operations are subject to a material disruption in the event of a cybersecurity attack or issue; our limited experience operating internationally; changes in laws and regulations applicable to our business, including any pricing reform and laws that impact our ability to utilize certain third parties in the research, development or manufacture of our product candidates, and failure to comply with such laws and regulations; our history of operating losses, and the possibility that we never achieve or maintain profitability; goodwill impairment charges affecting our results of operations and financial condition; inability to repay our existing indebtedness and uncertainties with respect to our ability to access future capital; and delays in the execution of plans to build out an additional third-party manufacturing facility approved by the appropriate regulatory authorities and unexpected expenses associated with those plans.    The Company may not actually achieve the results, plans, intentions or expectations indicated by the Company's forward-looking statements because, by their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. For additional information about the risks and uncertainties that may affect the Company's business, please see the factors discussed in Item 1A, "Risk Factors," in the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and any subsequent Company filings with the Securities and Exchange Commission (SEC).  The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligation, except as specifically required by law and the rules of the SEC, to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.  Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources, as well as our own internal estimates and research. While we believe the information in these third-party sources to be reliable as of the date of this presentation, we have not independently verified any such information or the underlying assumptions relied on in such third-party sources. In addition, while we believe our internal research is reliable, such research has not been verified by any independent source.  Please be aware that brensocatib and TPIP are investigational products that have not been approved for sale or found safe or effective by the FDA or any regulatory authority. In addition, ARIKAYCE has not been approved for the treatment of all patients with MAC lung disease. This presentation is not promotion or advertisement of ARIKAYCE, brensocatib, or TPIP.  Insmed and ARIKAYCE are registered trademarks of Insmed Incorporated. All other trademarks are property of their respective owner(s).

 2025: Building on Our Momentum  * If approved  † Preliminary unaudited cash, cash equivalents, and marketable securities position as of December 31, 2024  Continued double-digit growth in ARIKAYCE for refractory MAC  Execution of the largest commercial launch* in our history  Late-stage clinical data readouts to catalyze the next wave of growth  Expanded clinical breadth with start of first gene therapy program  1  2  3  4  Enabled by >$1.4B of cash on our balance sheet†

 Portfolio of First-in-Class and Potentially Best-in-Class* Assets Across Each Stage of Development  Preclinical Phase 1 Phase 2 Phase 3 Approved   ARIKAYCE®  Refractory NTM  MAC Lung Disease  Brensocatib  Bronchiectasis  CRSsNP  HS  TPIP  PH-ILD  PAH  Pre-Clinical Research  INS1202: ALS  INS1203: Stargardt Disease  Next-Gen DPP1 Inhibitor (Multiple indications)  Other Early-Stage Research (Multiple indications)  Gene Therapy  INS1201: DMD  * Best-in-disease/best-in-class" indicates a profile that could be considered more attractive than other treatment options for a particular disease. Head-to-head clinical trials are not anticipated.  TPIP: Treprostinil Palmitil Inhalation Powder; MAC / MAC LD: mycobacterium avium complex lung disease; Bronchiectasis: non-cystic fibrosis bronchiectasis; PAH: pulmonary arterial hypertension; PH-ILD: pulmonary hypertension associated with interstitial lung disease; CRSsNP: chronic rhinosinusitis without nasal polyps; HS: hidradenitis suppurativa; DMD: Deschene muscular dystrophy; ALS: amyotrophic lateral sclerosis

Total Addressable Patients Has Potential to Grow 80x Through 2030*

2018 - Today

2025 - 2030


Additional 2.5M+ patients*
30K patients
ARIKAYCE
Refractory MAC
Brensocatib
Bronchiectasis
+1.25M
ARIKAYCE
MAC LD
+275K
Brensocatib
CRSsNP
+400K
TPIP
PH-ILD
+135K
TPIP
PAH
+90K
Brensocatib
HS
+600K

insmed

* If pipeline of assets are approved

Bronchiectasis: non-cystic fibrosis bronchiectasis; MAC / MAC LD: *Mycobacterium avium* complex lung disease; CRSsNP: chronic rhinosinusitis without nasal polyps; PH-ILD: pulmonary hypertension due to interstitial lung disease; PAH: pulmonary arterial hypertension; HS: hidradenitis suppurativa

5

Potential Value Creation Will Be Shaped by Two Distinct Drivers

Revenue Generation

YE:24
Expanded U.S. Salesforce

3Q:25
U.S. Launch of Brensocatib*

FY:25
Double-Digit ARIKAYCE Growth**

2026
Brensocatib EU5† & Japan Launch*

2024 | 2025 | 2026

Mid-25
TPIP PAH TLR (P2)

2H:25
TPIP PH-ILD (P3) Initiation

YE:25
BiRCh CRSsNP TLR (P2)

'25/'26
DMD First Clinical Data

1Q:26
ENCORE MAC LD TLR (P3)

Clinical Execution

Value Creation

insmed

* Pending regulatory approval for bronchiectasis indication; assumes priority review
** 2025 ARIKAYCE revenue guidance as of January 2025; Growth vs. 2024 preliminary unaudited revenue results
† Europe/EU5 comprised of France, Germany, Italy, Spain, and the United Kingdom
(P) Indicates trial phase of respective clinical program; TLR: Topline Results

PAH: pulmonary arterial hypertension; PH-ILD: pulmonary hypertension associated with interstitial lung disease; Bronchiectasis: non-cystic fibrosis bronchiectasis; CRSsNP: chronic rhinosinusitis without nasal polyps; MAC / MAC LD: *Mycobacterium avium* complex lung disease; DMD: Deschene muscular dystrophy

6

 ARIKAYCE  Refractory Mycobacterium avium complex lung disease  A rare and chronic disease that can cause irreversible lung damage and is the most common form of NTM respiratory pathogen  Mycobacterium avium complex lung disease   Image source: Hendrix C, McCrary M, Hou R, Abate G. Diagnosis and Management of Pulmonary NTM with a Focus on Mycobacterium avium Complex and Mycobacterium abscessus: Challenges and Prospects. Microorganisms. 2023; 11(1):47. https://doi.org/10.3390/microorganisms11010047  ®   (amikacin liposome inhalation suspension)

 ARIKAYCE Expected to Deliver Double-Digit Revenue Growth in 20251  * Preliminary unaudited revenue results for 12-months ended December 31, 2024  1 Growth vs. 2024 preliminary unaudited revenue results  EU5 comprised of France, Germany, Italy, Spain, and the United Kingdom  Double-digit   growth entering 7th year post launch  +19%   2024 vs. 2023  +14%   +39%   +33%   FY 2024*  $364M   Beat $340-$360M Guidance  $255M   $21M  $88M   $405 to $425M  Full-Year 2025  +11% to 17%1   2025 vs. 2024  FY 2025E  ARIKAYCE   Revenue Guidance

 ARIKAYCE has the Potential to be a Best in MAC LD Treatment Regimen  MAC / MAC LD: Mycobacterium avium complex lung disease; TAM: Total Addressable Market  †EU5 comprised of France, Germany, Italy, Spain, and the United Kingdom  Note: Numbered footnote references related to patient prevalence can be found at the end of this presentation.  125-145K  US  TAM  EU5†  TAM  Japan  TAM  Refractory MAC1  95-115K  14K  MAC LD1  15-18K  12-17K  1.4K

Brensocatib

(DPP1 inhibitor)

Non-Cystic Fibrosis Bronchiectasis

A chronic, progressive inflammatory disease that causes permanent lung damage


1)


2)

Chronic Rhinosinusitis without Nasal Polyps

A burdensome disease that significantly impairs quality of life


3)

Hidradenitis Suppurativa

A debilitating, chronic inflammatory disease with significant treatment challenges


4)

Image sources: 1) Fraser CS, José RJ. Insights into Personalised Medicine in Bronchiectasis. *Journal of Personalized Medicine*. 2023; 13(1):133. https://doi.org/10.3390/jpm13010133. | 2) Rethinkbronchiectasis.com | 3) Yang Y, Zhang N, Crombruggen KV, Lan F, Hu G, Hong S, Bachert C. Differential Expression and Release of Activin A and Follistatin in Chronic Rhinosinusitis with and without Nasal Polyps. PLoS One. 2015 Jun 1;10(6):e0128564. doi: 10.1371/journal.pone.0128564. PMID: 26030615; PMCID: PMC4451080 | 4) Z.N. Ovadja, M.M. Schuit, C.M.A.M. van der Horst, O. Lapid, Inter- and intrarater reliability of Hurley staging for hidradenitis suppurativa, *British Journal of Dermatology*, Volume 181, Issue 2, 1 August 2019, Pages 344–349, https://doi.org/10.1111/bjd.17588

Brensocatib in **Bronchiectasis** Opportunity Could Reach >1M Patients at Launch*

Bronchiectasis

	US TAM	EU5† TAM	Japan TAM
Diagnosed with Bronchiectasis[2]	**500K**	**600K**	**150K**
Undiagnosed† Bronchiectasis[3]	**2.4M**	**2.1M**	**0.8M**
Asthma or COPD[4]	**32M**	**27M**	**17M**

insmed

* Pending regulatory approval for bronchiectasis indication
† Includes misdiagnosed, miscoded, undiagnosed
Note: COPD and asthma may be comorbid with bronchiectasis and not all patients with bronchiectasis have comorbid asthma or COPD
Note: Numbered footnote references related to patient prevalence can be found at the end of this presentation

† EU_5 comprised of France, Germany, Italy, Spain and the United Kingdom
Bronchiectasis refers to non-cystic fibrosis bronchiectasis
TAM: Total Addressable Market

11

U.S. **Bronchiectasis** Market Primed for a Strong Brensocatib Launch*

Doctors

Intend to Prescribe

64%

Indicated high unmet need in bronchiectasis[1]

90%

Likely to prescribe brensocatib for patients with 2+ exacerbations[2]

Patients

Are Motivated to Act[3]

~900K

Unique visits to disease state website**

~41K

Highly engaged‡ visitors who have acted**

Payors

Recognize the Disease Burden[4]

Lives covered by engaged accounts:

>90%

Medicare lives†

>90%

Commercial lives†

insmed

[1] Based on US Segmentation Study (currently in field)
[2] Based on US Demand Study (fieldwork: June/July 2024)
[3] Patient website metrics dashboard; as of December 2024
[4] Payer KPI metrics; as of October 2024

* Pending regulatory approval for bronchiectasis indication
** Since website launch in November 2023 through December 2024
† From February-October 2024; Commercial lives include Veterans Affairs, Tricare, and Dept. of Defense
‡ Highly engaged defined as those patients who have downloaded support tools or registered for Customer Relationship Management (CRM)

12

Chronic Rhinosinusitis without Nasal Polyps Represents Another Potential Large Patient Opportunity

CRSsNP

	US TAM	EU5† TAM	Japan TAM
Annual New Surgical Patients (Incidence)[5]	200K	160K	40K
Steroid Non-responders (Prevalence)[5]	3.1M	2.6M	0.5M
CRSsNP (Prevalence)[4]	29M	24M	6M

Included in Phase 2 BiRCh Trial

CRSsNP: chronic rhinosinusitis without nasal polyps; TAM: Total Addressable Market
† EU5 comprised of France, Germany, Italy, Spain and the United Kingdom
Note: Numbered footnote references related to patient prevalence can be found at the end of this presentation insmed

13

 Potential Expansion into Hidradenitis Suppurativa Could Be a New Treatment Option for >600K Patients  Hurley Stage 2 & 36  Global Diagnosed Prevalence6  30K  275K  300K  HS  1.2M – 2.6M  US  TAM  EU5†  TAM  Japan  TAM  HS: hidradenitis suppurativa; TAM: Total Addressable Market  † EU5 comprised of France, Germany, Italy, Spain and the United Kingdom  Note: Numbered footnote references related to patient prevalence can be found at the end of this presentation

 TPIP  Pulmonary Hypertension due to Interstitial Lung Disease  A rapidly progressing disease associated with poor survival and decreased quality of life  Pulmonary Arterial Hypertension  A devastating and debilitating disease that   pervades all aspects of a patient’s daily life  Image source: Valentini A, Franchi P, Cicchetti G, Messana G, Chiffi G, Strappa C, Calandriello L, del Ciello A, Farchione A, Preda L, et al. Pulmonary Hypertension in Chronic Lung Diseases: What Role Do Radiologists Play? Diagnostics. 2023; 13(9):1607. https://doi.org/10.3390/diagnostics13091607  (Treprostinil Palmitil Inhalation Powder)

 TPIP has the Potential for Clear Differentiation in PH-ILD and PAH  * No head-to-head or convenience studies have been conducted or planned** Safety analysis based on topline safety and tolerability data from the Phase 2 PH-ILD study of TPIP disclosed on May 6, 2024  †Based on most recent publicly available data  TPIP  Inhaled   (dry powder)  Once daily  Yes**  Currently being evaluated in Phase 2  Phase 2 data support advancing to Phase 3  Remodulin®  IV or subcutaneous  Continuous  Yes  Yes  No data  Tyvaso®  & Yutrepia®  Inhaled (nebulized and/or dry powder)2  4-times  per day  No  Yes  Yes  Orenitram®  & Uptravi®  Oral  2- or 3-times  per day3  No  Yes  No data  Route of administration  Dosing frequency  Favorable tolerability for dose expansion†  Efficacy in PAH  (WHO Group 1)  Efficacy in   PH-ILD  (WHO Group 3)  Potential  Differentiators  1 Yutrepia® is tentatively approved for PAH & PH-ILD; Tyvaso ® is approved in PAH & PH-ILD; all other listed products are approved in PAH   2 Tyvaso: nebulized and dry-powder | Yutrepia: dry powder   3 Orenitram: 2-3 times per day | Uptravi: 2-times per day  Approved Treprostinil Therapies1  Convenience*  Safety &   Efficacy**  Favorable safety profile & higher dosing may lead to improved outcomes

 TPIP: Topline Results Moved Forward to Mid-2025 for Phase 2 PAH Trial   102 Participants Enrolled  2:1 Randomization  Primary Endpoint: Change from baseline in pulmonary vascular resistance (PVR) at 16 weeks

PH-ILD and PAH Represent Substantial Commercial Opportunities

TPIP: A Potential Best-in-Class* Prostanoid

~$300K

U.S. Pricing Benchmark | Tyvaso DPI List Price‡

TPIP

	US TAM	EU5† TAM	Japan TAM
PAH[7]	35K	40K	15K
PH-ILD[8]	50K	65K	20K
Diagnosed PH	190K	150K	45K

‡ Wholesale acquisition cost (WAC) as of March 12, 2024
TAM: Total Addressable Market; †EU5 comprised of France, Germany, Italy, Spain and the United Kingdom
Note: Numbered footnote references related to patient prevalence can be found at the end of this presentation.

* Best-in-disease/best-in-class" indicates a profile that could be considered more attractive than other treatment options for a particular disease. Head-to-head clinical trials are not anticipated.
Note: Diagnosed pulmonary hypertension (PH) consists of pulmonary arterial hypertension (PAH), pulmonary hypertension due to left heart diseases (PH-LHD), pulmonary hypertension due to interstitial lung disease (PH-ILD), chronic thromboembolic pulmonary hypertension (CTEPH), Idiopathic PH insmed
18

 Early-Stage Research Engine Has Produced First Product Candidate  Gene Therapy IND for Duchenne Muscular Dystrophy Cleared in December 20241  Our Approach  High Potential Impact  Multiple preclinical programs  Low Upfront Costs  to acquire   the technologies  Low Ongoing Expense  <20% of   expenditures  Expect ~1-2 IND filings per year  Gene Therapy   Deimmunized Protein Engineering Using AI  Synthetic Rescue  RNA End-Joining  Our Platforms  1 INS1201 is Insmed’s lead gene therapy, an intrathecally-delivered treatment for patients with Duchenne muscular dystrophy (DMD); Plans to initiate a clinical trial in patients with DMD in the first half of 2025.

 Our Culture is Our Greatest Strength  In a recent survey*  >90% of   Employees  who responded said they felt:  * The 2024 annual Insmed Pulse Survey included 89.4% participation across the organization  Proud to work at Insmed  Inspired by what we do  Confident in Insmed’s future  Driven to do their best work  No. 1 on Science’s Top BioPharma Employers List  Certified as a U.S. Great Place to Work  Four years in a row  Four years in a row

 Multiple Catalysts Fuel Our Next Era  * If approved under priority review  TPIP PAH Topline Data  Mid-25  U.S. Launch of Brensocatib in Bronchiectasis*  3Q:25  Brensocatib CRSsNP Topline Data   YE:25  Initial Clinical Data from DMD Gene Therapy   Late-  ’25/’26  › › Supported by our unique culture & strong balance sheet ‹ ‹   ARIKAYCE ENCORE Topline Data   1Q:26

Epidemiological Footnotes *(1 of 3)*

1. Internal analysis of published NTM epidemiology, including internal market research and US patient level claims data analysis:
   a) Jennifer Adjemian, Kenneth N Olivier, Amy E Seitz, Steven M Holland, D Rebecca Prevots: Prevalence of nontuberculous mycobacterial lung disease in U.S. Medicare beneficiaries Am J Respir Crit Care Med. 2012 Apr 15; 185(8):881-6 DOI: 10.1164/rccm.201111-2016OC
   b) Jennifer Adjemian, D Rebecca Prevots, Jack Gallagher, Kylee Heap, Renu Gupta, David Griffith: Lack of adherence to evidence-based treatment guidelines for nontuberculous mycobacterial lung disease Ann Am Thorac Soc. 2014 Jan; 11(1): 9–16 DOI: 10.1513/AnnalsATS.201304-085OC
   c) Sara E. Strollo , Jennifer Adjemian, Michael K. Adjemian, and D. Rebecca Prevots: The Burden of Pulmonary Nontuberculous Mycobacterial Disease in the United States Ann Am Thorac Soc Vol 12, No 10, pp 1458–1464, Oct 2015 DOI: 10.1513/AnnalsATS.201503-173OC
   d) https://www.kff.org/medicare/state-indicator/total-medicare-beneficiaries/?currentTimeframe=0&sortModel=%7B%22colId%22:%22Location%22,%22sort%22:%22asc%22%7D
   e) Felix C. Ringshausen, Dirk Wagner, Andrés de Roux, Roland Diel, David Hohmann, Lennart Hickstein, Tobias Welte, Jessica Rademacher: Prevalence of Nontuberculous Mycobacterial Pulmonary Disease, Germany, 2009–2014 Emerging Infectious Diseases • www.cdc.gov/eid • Vol. 22, No. 6, June 2016 DOI: http://dx.doi.org/10.3201/eid2206.151642
   f) Jonathan E Moore, Michelle E Kruijshaar, L Peter Ormerod, Francis Drobniewski , Ibrahim Abubakar: Increasing reports of non-tuberculous mycobacteria in England, Wales and Northern Ireland, 1995-2006 BMC Public Health 2010, 10:612 http://www.biomedcentral.com/1471-4 2458/10/612
   g) Hoefsloot, Van Ingen et al, The geographic diversity of nontuberculous mycobacteria isolated from pulmonary samples, AN NTM-NET collaborative study; 2013, European Respiratory Journal 2013 42: 1604-1613; DOI: 10.1183/09031936.00149212
   h) Kozo Morimoto , Kazuro Iwai , Kazuhiro Uchimura , Masao Okumura , Takashi Yoshiyama , Kozo Yoshimori, Hideo Ogata , Atsuyuki Kurashima , Akihiko Gemma, and Shoji Kudoh: A Steady Increase in Nontuberculous Mycobacteriosis Mortality and Estimated Prevalence in Japan Ann Am Thorac Soc Vol 11, No 1, pp 1–8, Jan 2014, DOI: 10.1513/AnnalsATS.201303-067OC

2. Internal analysis of published BE epidemiology, including internal market research and US patient level claims data analysis:
   a) Weycker, et al. Prevalence and incidence of NCFBE among US adults in 2013. Chronic Respiratory Disease. 2017
   b) BE Patient Level Claims Data Analysis. Source: swoop/ipm.ai
   c) Trinity Epidemiology Assessment; 2020 (for Japan epi)
   d) Ringausen et al 2019 Growth (Germany)
   e) Aliberti 2016; quality standards for the management of bronchiectasis in Italy
   f) Snell et al. United Kingdom; 2019
   g) Internal Insmed NCFBE market sizing EU5 report

3. Internal analysis and estimations based on internal market research and US patient level claims data analysis:
   a) Insmed Analysis 2022: Potential Undiagnosed or Misdiagnosed (with COPD, Asthma) BE patients in US estimated based on Medical Experts driven insights, applied to Patient Level Claims Data -using advanced analytics / statistical methods Potential Undiagnosed or Co-morbid (with COPD) BE patients in US derived based on internal Insmed meta-analysis of 16 epi studies that look at BE prevalence in COPD patients; Ex-US estimates are based on extrapolation of US focused claims and epi data analysis insmed

23

Epidemiological Footnotes *(2 of 3)*

4. Internal analysis and estimations based on published epidemiology studies:
   a) National Health Interview Survey (NHIS) Data (2021)
   b) Alshabanat A, Zafari Z, Albanyan O, Dairi M, FitzGerald JM (2015) Asthma and COPD Overlap Syndrome (ACOS): A Systematic Review and Meta Analysis. PLoS ONE 10(9): e0136065. doi:10.1371/ journal.pone.0136065
   c) OECD/European Union (2016), "Asthma and COPD prevalence", in Health at a Glance: Europe 2016: State of Health in the EU Cycle, OECD Publishing, Paris.
   d) Hosseini, M., Almasi-Hashiani, A., Sepidarkish, M. et al. Global prevalence of asthma-COPD overlap (ACO) in the general population: a systematic review and meta-analysis. Respir Res 20, 229 (2019). https://doi.org/10.1186/s12931-019-1198-4
   e) Blanco I, Diego I, Bueno P, et al. Geographic distribution of COPD prevalence in the world displayed by Geographic Information System maps. Eur Respir J 2019; 54: 1900610 [https://doi.org/ 10.1183/13993003.00610-2019].
   f) R. de Marco et al. Eur Respir J 2012; 39:883-892. DOI: 10.1183/09031936.000611.
   g) Iwanaga T, Tohda Y. [Epidemiology of asthma in Japan]. Nihon Rinsho. 2016 Oct;74(10):1603-1608. Japanese. PMID: 30551268
   h) Massoth L, Anderson C, McKinney KA. Asthma and Chronic Rhinosinusitis: Diagnosis and Medical Management. Med Sci (Basel). 2019 Mar 27;7(4):53. doi: 10.3390/medsci7040053. PMID: 30934800; PMCID: PMC6524348.
   i) Hashimoto S, Yoshida Y, Makita N, Sorimachi R, Sugaya S, Arita Y, Hayashi N, Tashiro N, Ichinose M. Real-World Evidence on the Diagnostic and Clinical Characteristics of Asthma in Japanese Patients with COPD: The ACO Japan Cohort Study. Int J Chron Obstruct Pulmon Dis. 2023;18:37-46
   j) Awad MT, Sankari A. Asthma and COPD Overlap. [Updated 2023 Jun 11]. In: StatPearls [Internet]. Treasure Island (FL): StatPearls Publishing; 2024 Jan-. Available from: https://www.ncbi.nlm.nih.gov/books/NBK592422/
   k) https://www.cdc.gov/asthma/most_recent_national_asthma_data.htm
   l) https://www.cdc.gov/copd/php/case-reporting/national-trends-in-copd.html
   m) Minakata Y, Ichinose M. [Epidemiology of COPD in Japan]. Nihon Rinsho. 2011 Oct;69(10):1721-6. Japanese. PMID: 22073563

5. Internal assessment of published epidemiology and US patient level claims data analysis:
   a) Cho et. al, Chronic Rhinosinusitis without Nasal Polyps J Allergy Clin Immunol Pract. 2016 ; 4(4): 575–582. doi:10.1016/j.jaip.2016.04.015
   b) Benjamin et. al, Clinical Characteristics of Patients with Chronic Rhinosinusitis without Nasal Polyps in an Academic Setting, J ALLERGY CLIN IMMUNOL PRACT VOLUME 7, NUMBER 3, MARCH 2019
   c) Komodo Health: CRS patient level claims data analysis 2022 - US only, Extrapolated to Europe5 and Japan
   d) Palmer JN, Messina JC, Biletch R, Grosel K, Mahmoud RA. A cross-sectional, population-based survey of U.S. adults with symptoms of chronic rhinosinusitis. Allergy Asthma Proc. 2019 Jan 14;40(1):48-56. doi: 10.2500/aap.2019.40.4182. PMID: 30582496

6. Internal assessment of market research, published epidemiology and US patient level claims data analysis:
   a) Hidradenitis Suppurativa (HS) - Market Insights, Epidemiology, and Market Forecast Report (2019-2032). Source: DelveInsight
   b) Komodo Health: HS patient level claims data analysis 2024: Potential HS Patients (1+ HS Dx in claims history 2016-23) - US only, Extrapolated to Europe5 and Japan insmed

24

 Epidemiological Footnotes (3 of 3)  7. Internal assessment of published epidemiology and US patient level claims data analysis, including:  Kirson, N. Y., Birnbaum, H. G., Ivanova, J. I., Waldman, T., Joish, V., & Williamson, T. (2011). Prevalence of pulmonary arterial hypertension and chronic thromboembolic pulmonary hypertension in the United States. Current Medical Research and Opinion, 27(9), 1763–1768. https://doi.org/10.1185/03007995.2011.604310  2019 National Audit of Pulmonary Hypertension Great Britain; Humbert M et al, “Pulmonary arterial hypertension in France: results from a national registry”, Feb 2006  Ling Y, Johnson MK, Kiely DG, Condliffe R, Elliot CA, Gibbs JS, Howard LS, Pepke-Zaba J, Sheares KK, Corris PA, Fisher AJ, Lordan JL, Gaine S, Coghlan JG, Wort SJ, Gatzoulis MA, Peacock AJ. Changing demographics, epidemiology, and survival of incident pulmonary arterial hypertension: results from the pulmonary hypertension registry of the United Kingdom and Ireland. Am J Respir Crit Care Med. 2012 Oct 15;186(8):790-6. doi: 10.1164/rccm.201203-0383OC. Epub 2012 Jul 12. PMID: 22798320.  Escribano-Subias P, Blanco I, López-Meseguer M, Lopez-Guarch CJ, Roman A, Morales P, Castillo-Palma MJ, Segovia J, Gómez-Sanchez MA, Barberà JA; REHAP investigators. Survival in pulmonary hypertension in Spain: insights from the Spanish registry. Eur Respir J. 2012 Sep;40(3):596-603. doi: 10.1183/09031936.00101211. Epub 2012 Feb 23. PMID: 22362843.  Hoeper MM, Huscher D, Pittrow D. Incidence and prevalence of pulmonary arterial hypertension in Germany. Int J Cardiol. 2016 Jan 15;203:612-3. doi: 10.1016/j.ijcard.2015.11.001. Epub 2015 Nov 9. PMID: 26580339.  Humbert M, Sitbon O, Chaouat A, Bertocchi M, Habib G, Gressin V, Yaici A, Weitzenblum E, Cordier JF, Chabot F, Dromer C, Pison C, Reynaud-Gaubert M, Haloun A, Laurent M, Hachulla E, Simonneau G. Pulmonary arterial hypertension in France: results from a national registry. Am J Respir Crit Care Med. 2006 May 1;173(9):1023-30. doi: 10.1164/rccm.200510-1668OC. Epub 2006 Feb 2. PMID: 16456139.  Secondary research: Japan’s Intractable Disease Database 2021  Diagnosed prevalence for PH-LHD, CTEPH and PH-Idiopathic sourced from “Patient-Based Forecast Model Pulmonary Hypertension”, Datamonitor, September 2023.   8. Internal assessment of published epidemiology, including:  Andersen, C. U., Mellemkjær, S., Hilberg, O., Nielsen-Kudsk, J. E., Simonsen, U., & Bendstrup, E. (2012). Pulmonary hypertension in interstitial lung disease: prevalence, prognosis and 6 min walk test. Respiratory medicine, 106(6), 875-882.  Ryu, Jay H., et al. "Pulmonary hypertension in patients with interstitial lung diseases." Mayo Clinic Proceedings. Vol. 82. No. 3. Elsevier, 2007  Duchemann et al., “Prevalence and incidence of interstitial lung diseases in a multi-ethnic county of Greater Paris.” European Respiratory Journal, 2017  Diagnosed prevalence for PH-LHD, CTEPH and PH-Idiopathic sourced from “Patient-Based Forecast Model Pulmonary Hypertension”, Datamonitor, September 2023.

 Appendix Late-Stage Trial Designs

ARIKAYCE

ARIKAYCE Phase 3 Clinical Program to Potentially Expand MAC Indication

Trial summary


Screening
200-220 sites across ARISE and ENCORE
Adults with new MAC lung infection (n=100)
ARISE
Psychometric Validation Study
R
ARIKAYCE + AZI* + ETH*
Months 1-6
Placebo + AZI + ETH
Off Treatment
Month 7
Key Endpoints
Adults with new MAC lung infection (n=250+)
ENCORE
Double-Blind Registration PMR Trial
R
ARIKAYCE + AZI* + ETH*
Months 1-12
Placebo + AZI* + ETH*
Key Endpoints
Month 13
Off Treatment
Culture Negativity Endpoint
Month 15

ARISE

Primary Objective

- Demonstrate reliability, validity and responsiveness of the PRO/symptom scores

Secondary Objective

- Demonstrate effect of ARIKAYCE on culture conversion, time to culture conversion

ENCORE

Primary Endpoint

- Change from Baseline to Month 13 (one month off treatment) in respiratory symptom score

Key Secondary Endpoint

- Proportion of subjects achieving durable culture conversion at Month 15 (3 months off treatment)

- Topline results from Phase 3 ENCORE trial expected in **Q1:26**
- Aligned on Primary Endpoint (PE) with FDA (8 questions from QoL-B)
- ENCORE enrollment of **425 patients** (>90% powering on PE)
- **Positive topline results** from Phase 3 ARISE trial shared in **September 2023**

insmed

*Azithromycin (AZI), Ethambutol (ETH)

27

Brensocatib

Brensocatib Phase 2b in CRSsNP: BiRCh

Trial summary


Up to 5 weeks
Treatment period
24 weeks
4 weeks
Screening
R
Brensocatib 40 mg QD
Brensocatib 10 mg QD
Placebo QD
Off-treatment
follow-up
N=~270 total
BASELINE
EOT
(primary
analysis)
EOS

Key eligibility criteria:

- Male or female ≥18 years old and ≤75 years old
- At least a 12-week history of CRSsNP and confirmed by endoscopy at Screening
- Ongoing CRS symptoms: nasal congestion score of at least 2, sTSS score of at least 5 and sino-nasal outcome test 22 score of at least 20 at screening and baseline
- Blood eosinophil count of ≤750 cells/µL at Screening
- Previous sinonasal surgery for CRS and/or treatment with systemic steroids or antibiotics for CRS within a year of Screening Visit

BiRCh

Primary Endpoint

- Change in daily sinus total symptom score (sTSS)

Secondary Endpoints

- Change in percentage sinus opacification
- Change in modified LMK CT (Lund-MacKay computed tomography) score
- Proportion of participant requiring rescue
- Change in Sino-nasal Outcome Test 22 score

Exploratory Endpoint

- Neutrophil serine proteases (NSPs) in blood

insmed

CRSsNP: Chronic rhinosinusitis without nasal polyps; EOS: end of study; EOT: end of treatment; QD: once daily.

28

Brensocatib

Brensocatib Phase 2b in HS: CEDAR

Trial summary


Up to 35 days
Period 1 Double-Blind Placebo-Controlled (16 weeks)
Period 2 Double-Blind Active Treatment (36 weeks)
Follow-up Period (4 weeks)
1:1:1
SCREENING
N = 204 (68/arm)
Brensocatib 10 mg QD
Brensocatib 10 mg QD (n=68)
Brensocatib 40 mg QD
Brensocatib 40 mg QD (n=68)
Placebo QD
Brensocatib 10 mg QD (n=34)
Brensocatib 40 mg QD (n=34)
No Study Treatment
Clinic Visits Q2W
Clinic Visits Q4W
Baseline Day 1 Randomization
Period 1 End of Treatment Week 16 (Primary Analysis)
Period 2 End of Treatment Week 52
End of Study Week 56
Interim Futility Analysis
Independent Data Monitoring Committee examines ~100 randomized participants completing 16 weeks of treatment to obtain a preliminary perspective of benefit/risk ratio in this population
Tissue Biopsy (Sub-study: N=~36)
*Optional, at selected sites

CEDAR

Primary Endpoint (Week 16)

- Percent change in total abscess and inflammatory nodule (AN) count

---

Secondary Endpoints (Week 16)

- Percentage achieving HiSCR50
- Percentage achieving HiSCR75
- Change from baseline in draining tunnel count
- Percentage remaining free from HS flare
- Change from baseline in International HS Severity Score System (IHS4) score
- Percentage achieving IHS-55
- Change from baseline on Dermatology Life Quality Index (DLQI) Global Score
- Percentage achieving Numeric Rating Scale 30 (NRS30) with Baseline NRS ≥3 insmed

HS: Hidradenitis suppurativa; QD: once daily; Q2W: once every 2 weeks; Q4W: once every 4 weeks; HiSCR: Hidradenitis suppurativa clinical response

29

TPIP Phase 2b in PAH  4 weeks  TPIP 80-640 µg  inhalation capsules QD   Placebo  inhalation capsules QD   Screening  Treatment period  16 weeks  Baseline  EOT  (primary analysis)  EOS  4 weeks  Follow-up  Approximately 100 participants randomized in the study   2:1 active : placebo  Steady-state period  3-week titration period; last dose increase at week 5 visit  Primary Endpoint  Change from baseline in pulmonary vascular resistance (PVR) at week 16  Secondary Exploratory   Efficacy Endpoints  Change from baseline in exercise capacity (6MWD)  Change from baseline in WHO Functional class  Change from baseline in Quality of Life (CAMPHOR questionnaire)  Change from baseline in biomarkers of cardiac stress (NT-proBNP)  Trial summary  PAH Trial  TPIP